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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of Earliest Event Reported) - May 7, 2001


                                _______________


                             TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                          000-29816                  75-2816101
(State or other jurisdiction of       (Commission File Number)         (IRS Employer
        Incorporation)                                               Identification No.)

                13455 Noel Road, Suite 2000                   75240
                      Dallas, Texas                         (Zip Code)
         (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


                                _______________


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Item 9.  Regulation FD Disclosure.

     Triad Hospitals, Inc. is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the press release issued on May 7, 2001 and the disclosure of additional related information referenced in the press release.

     The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

     Triad Hospitals, Inc. does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Triad's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

     The text of the slides included with this report omits various graphic images included in the actual slides. We expect to make copies of the actual slides, including such graphic images, available for viewing at the "Investor Relations" section of our website located at www.triadhospitals.com, although we reserve the right to discontinue that availability at any time.

Exhibit 99.1  Press release issued by Triad Hospitals, Inc. on May 7, 2001.

Exhibit 99.2  Additional information referenced in the press release filed as
              Exhibit 99.1.

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.



                              By: /s/ Donald P. Fay
                                 ------------------------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                     Secretary and General Counsel



Date: May 8, 2001

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1             Press release issued by Triad Hospitals, Inc. on May 7, 2001.
99.2             Additional information referenced in the press release filed as
                 Exhibit 99.1.

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